As filed with the Securities and Exchange Commission on February 25, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30
Date of reporting period: July 1, 2015 – December 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report

December 31, 2015
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

Year End 2015 Market Commentary

Slowing global growth, crashing commodities, depreciating currencies and correcting stocks highlighted the investing climate for 2015. The market continued to purge the excesses of a historic boom in commodities, particularly energy. When commodity prices were far above the cost of production, massive capital spending was unleashed and extraordinary “supply shocks” resulted. Now we see the aftermath of the “easy money lending” that helped inflate bubble prices as capital allocation becomes undisciplined. In 2015, major stock market indices masked the correction and recessions in transportation, industrial manufacturing materials and energy.  As an investor, it is so critical to study the supply and demand for industries and companies, as “supply gluts” fueled by excessive borrowed money can be devastating. The stock of Glencore, a global mining giant, has declined over 75% from its peak in 2012 thanks to the firm’s penchant for overpaying and overborrowing. Agriculture is also suffering from the combined challenges of low crop prices, driven by productivity gains, and currency price declines of competing emerging markets. If you produce soybeans, the current selling price is under the cost of production. Worse, the currency of top producer Brazil has declined by 40% versus the dollar, making it very difficult to compete. This is not good if you make a living selling $500,000 grain combines. Currency changes competitively impact many US companies. Indeed, those in Standard & Poor’s 500 stock index currently derive 46% of their revenues abroad.

With exponential increases in data, the ability to overproduce goods is leading to problems of “abundance.” Small teams armed with technology are transforming entire industries. US oil production from shale fields increased from 5.5 million barrels per day in 2009 to 9.9 million in 2014. Energy price declines normally are good for consumption based economies like the US. In fact, recessions in the 1970s were a direct result of parabolic increases in energy prices. However, the ferocity of energy price declines (down some 70% over 18 months) has put a damper on US GDP.  Witness a 73% drop in forecasted fourth quarter earnings for energy firms in domestic shale drilling and corresponding cutbacks in capital spending (over $315 billion). Still, lower fuel prices led to record car travel—two trillion miles traveled this past year. With the advent of driverless car technology, the number is projected to climb to three trillion over the next twenty years. People are eating out more than at home for the first time in history. Spending is strong for air travel, cruises and “experiences” in general. Consumption expenditures are running the highest since 2006. Food, beverage, healthcare and other necessity items are showing solid demand.  Lower energy prices give room for an energy tax to fund the infrastructure needs in the US. With the growth of online retailer deliveries, a major investment in infrastructure is needed, which would be a boost to the domestic economy. The US continues to be a destination for global money seeking strong “rule of law” protections. China had record outflows, over $800 billion this past year, and much of it landed in America.

Stomaching Market Volatility

It is normal in a free functioning market to fluctuate. Volatility is not risk. The long term loss of purchasing power equates to risk. The dollar’s purchasing power has declined 98% since 1914. That is risk. Navigating through all kinds of markets the past 30 years or so has led me to believe that one’s stomach is the organ most crucial to realizing high compounded returns—maybe more than high IQ. On average US markets have endured 50 corrections of greater than 10% in 100 years. There are 25% drops on average every 42 months. Price swings average 50% annually among shares listed on the New York Stock Exchange. While company ownership beats most investment classes over long periods, the volatility often takes people out of the game, especially in extreme bear markets. I remember like yesterday the 33% drop in 1987—in a strong economy. That post-crash period was a tremendous time to invest, yet the volatility was off the charts. As outstanding investor Shelby Cullom Davis said, “you make most of your money in a bear market, you just don’t realize it at the time.” The best advice a client gave to a referral, which made his family substantial sums over the past thirty years, was to “never look at the market.” Great investors typically keep the emotions and ego out of decisions. They instead keep searching for facts and truth while zeroing in on “knowable” fundamentals. Holding tenaciously onto great businesses and assets pays off over the long term and crushes other investment schemes. The market is there to serve, not guide, and you need to know what you own when it goes down. (And it always goes down!) As opposed to predicting markets, we shop for businesses and managements that can survive and thrive in downturns. Companies with poor balance sheets in commoditized markets currently face stiff headwinds. It is important to remember that stocks represent an ownership interest in a real business and are not a lottery ticket. If the business is focused on their customers and improving execution, returns will follow.

Recall that low oil prices led Russia to default in 1998.  We see the market discounting a similar event with Nigeria, Venezuela or Russia if prices stay low. High risk, CCC-rated junk bond yields have doubled from 10% to 20%. Whenever an asset price has a precipitous decline there are all kinds of repercussions. Sovereign wealth funds tied to oil have been heavy sellers of index funds to shore up their capital base. Currency devaluations continue to pressure earnings with close to half of
1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

  S&P 500’s revenues impacted. And bankers are being hurt by central bank policies promoting negative real interest rates (when a bond’s tiny coupon can’t keep up with inflation). We have been warning for some time of the extreme bubble valuations in publicly traded biotech stocks and private Silicon Valley startups dubbed Unicorns. Both now show signs of cracking. Venture firms I have met with say the valuations in those companies are higher than in 1999.

Year End 2015 Auxier Focus Fund Performance Update
AUXIER FOCUS FUND
December 31, 2015
ANNUALIZED
	Inception*	15 Year	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	7.00%	7.22%	6.32%	8.56%	9.49%	-1.18%
S&P 500 Index	4.27%	5.00%	7.31%	12.57%	15.13%	1.38%
Morningstar Large Value Category Average		5.38%	5.59%	9.75%	11.63%	-4.05%
CUMULATIVE
	Inception*	15 Year	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	204.7%	184.47%	84.55%	50.67%	31.26%	-1.23%
S&P 500 Index	99.10%	107.99%	102.42%	80.75%	52.59%	1.38%
*Fund inception : July 9, 1999

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Auxier Focus Fund’s (the "Fund") Investor Class Share’s annual operating expense ratio (gross) is 1.27%. The Fund’s adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses at 1.14%, which is in effect until October 31, 2016. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within 180 days of purchase.  For the most recent month-end performance, please call (877)328-9437 or visit the Adviser’s website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

Portfolio Highlights

Top Holdings on 12/31/2015	% Assets
Pepsico Inc.	3.6
Bank of New York Mellon	3.5
Kroger	3.4
Microsoft	3.0
Molson Coors Brewing	2.9
Medtronic	2.9
Philip Morris	2.8
Unitedhealth Group	2.8
Johnson & Johnson	2.4
Mastercard	2.3

In fourth quarter 2015, Auxier Focus Fund’s investor class gained 5.60%. The stocks in the portfolio grew 6.83%, slightly trailing the corresponding 7.04% return of the S&P 500 index. For the full year the Fund declined 1.23%, compared with a 1.38% gain for S&P 500 index. The averages masked a far more difficult environment.  Median stocks in the Russell 3000 Index finished down 20.90% from their 52-week high. Only 30% of the stocks on the NYSE ended the year in an uptrend. The Fund ended the year with 12% held in cash and “work-outs” (market agnostic positions), 74% in US stocks and 14% in foreign stocks. Negative currency translations were a drag on our foreign holdings, which offset better domestic performers. We started the year with less than 4% exposure to energy. And we ended with slightly less as our refiners outperformed the major integrated oils. Instead of trying to predict or “play” the markets, we focus on gaining cumulative knowledge in industries and superior businesses with strong managements. We believe the economy is entering a negative credit cycle. That’s when higher risk corporate debt spreads widen in the face of increasing defaults. So we feel it is more important than ever to scrutinize the balance sheet of each business. Companies that sell large ticket items like cranes or require high mandatory capital spending are riskier given the growth in debt levels worldwide. We favor managements that have honed their competitive advantages to better serve customers. These businesses should have the ability to deliver output that will retain purchasing power while requiring a minimum of new investment. Most of the stocks we seek and own have high returns on capital and high free cash flow yields
2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

with low mandatory capital spending requirements. Declining energy and commodity inputs provide a tailwind to many of the strong quality franchises we own. Gas savings have been going into increased travel, dining out and “experiences.” Services comprise over 85% of the US economy, and fundamentals in housing (encouraging household formations), hospitality, leisure and healthcare are holding up. While consumer sentiment on main street is looking up, the mood on Wall Street is dour, with recent sentiment the most negative since 2009. The recession in manufacturing and transportation is starting to present opportunities to buy outstanding management teams at bargain prices. We constantly seek a “catalyst” to provide gains in flat and declining markets that often take the form of split-ups or consolidations. Since the early 1980s, we have approached the markets in a systematic, rational, low risk manner. We tend to do better in difficult markets. Our competitive advantages are cumulative knowledge of individual businesses, passion for research, and emphasis on price versus value. Since we started the Fund in 1999, an investment of $10,000 in the Dow Jones industrials has grown to $23,075 and to $20,037 invested in the S&P 500. Each lagged behind a corresponding hypothetical $10,000 stake in the Auxier Focus Fund Investor Shares, which has grown to $30,474. And that’s despite the Fund’s average equity exposure of less than 85%. Within ten years of the Fund’s inception, the market suffered two declines in excess of 40%. In the US, only one in five companies survive 15 years.

During times of extreme volatility, I have found it helpful to study investors who have survived and thrived during market and economic turmoil. J. Paul Getty excelled in the oil industry, particularly during the difficult 1930s. These are some of his thoughts:

•
“The big profits go to the intelligent, careful and patient investor, not to the restless overeager speculator. The seasoned investor buys stocks when they are low, holds them for the long pull rise, and takes in between dips and slumps in stride.”

•	“Separate fact from opinion and dig deep for facts and challenge expert opinion. A man’s opinions are less valuable than the information he gathers.”
•	“Buy when everyone else is selling and hold until everyone else is buying. That’s not just a catchy slogan. It is the very essence of successful investing.”

We appreciate your trust.

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.
3

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.  The Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

4

AUXIER FOCUS FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. S&P 500 Index

Average Annual Total Returns for Periods Ended December 31, 2015:	1 Year	5 Years	10 Years	Since Inception(1)
Investor Shares	-1.18%	8.56%	6.32%	7.00%
S&P 500 Index (Since July 9, 1999)	1.38%	12.57%	7.31%	4.27%
A Shares (with sales charge)(2)(3)	-6.97%	7.26%	5.68%	6.61%
Institutional Shares(3)	-1.00%	8.73%	6.41%	7.05%

(1)	Investor, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005, and May 9, 2012, respectively.
(2)
Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.

(3)
For Institutional Shares, performance for the 5-year, 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the Institutional Shares. For A Shares, performance for the since inception period is a blended average annual which includes the return of the Investor Shares prior to commencement of operations of the A Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com or call (877) 328-9437. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares, A Shares and Institutional Shares are 1.27%, 1.56% and 1.36%, respectively. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or to reimburse expenses to limit  total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 1.14%, 1.25% and 1.00% for Investor Shares, A Shares and Institutional Shares,  respectively through October 31, 2016. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.
5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

Common Stock - 89.8%
Communications - 3.5%
289,525	America Movil SAB de CV, ADR	$4,070,722
23,834	Cisco Systems, Inc.	647,212
1,100	eBay, Inc. (a)	30,228
242,603	Telefonica SA, ADR	2,683,189
37,860	Twenty-First Century Fox, Inc., Class A	1,028,278
8,695	Viacom, Inc., Class B	357,886
		8,817,515
Consumer Discretionary - 7.9%
63,254	Apollo Education Group, Inc., Class A (a)	485,158
37,860	Comcast Corp., Class A	2,136,440
16,020	CST Brands, Inc.	627,023
9,990	CVS Health Corp.	976,722
105,542	Discovery Communications, Inc., Class A (a)	2,815,861
4,641	Discovery Communications, Inc., Class C (a)	117,046
16,250	General Motors Co.	552,662
78,162	H&R Block, Inc.	2,603,576
278,490	Lincoln Educational Services Corp. (a)	554,195
18,550	Lowe's Cos., Inc.	1,410,542
12,090	McDonald's Corp.	1,428,313
10,000	Michael Kors Holdings, Ltd. (a)	400,600
3,250	Sally Beauty Holdings, Inc. (a)	90,643
1,176	The Andersons, Inc.	37,197
4,725	The Home Depot, Inc.	624,881
290	Time Warner Cable, Inc.	53,821
12,650	Time Warner, Inc.	818,075
24,135	Vitamin Shoppe, Inc. (a)	789,214
50,050	Wal-Mart Stores, Inc.	3,068,065
7,050	Yum! Brands, Inc.	515,003
		20,105,037
Consumer Staples - 23.7%
5,466	Alliance One International, Inc. (a)	62,695
62,500	Altria Group, Inc.	3,638,125
15,100	British American Tobacco PLC, ADR	1,667,795
13,200	Coca-Cola HBC AG, ADR (a)	277,464
48,435	ConAgra Foods, Inc.	2,042,020
8,785	Diageo PLC, ADR	958,180
30,050	Dr. Pepper Snapple Group, Inc.	2,800,660
20,100	Kelly Services, Inc., Class A	324,615
79,757	Molson Coors Brewing Co., Class B	7,490,778
12,100	Monster Beverage Corp. (a)	1,802,416
91,660	PepsiCo, Inc.	9,158,667
82,520	Philip Morris International, Inc.	7,254,333
449,921	Tesco PLC, ADR (a)	2,964,979
64,300	The Coca-Cola Co.	2,762,328
2,845	The JM Smucker Co.	350,902
204,068	The Kroger Co.	8,536,165
33,925	The Procter & Gamble Co.	2,693,984
121,720	The Western Union Co.	2,180,005
81,550	Unilever NV, ADR	3,532,746
		60,498,857
Energy - 3.4%
144,810	BP PLC, ADR	4,526,760
15,830	Chevron Corp.	1,424,067
15,600	ConocoPhillips	728,364
7,800	Phillips 66	638,040
19,100	Valero Energy Corp.	1,350,561
		8,667,792
Financials - 18.3%
42,250	Aflac, Inc.	2,530,775
39,000	American International Group, Inc.	2,416,830

1,280	Ameriprise Financial, Inc.	136,218
213,649	Bank of America Corp.	3,595,713
16,000	Berkshire Hathaway, Inc., Class B (a)	2,112,640
570	Capital One Financial Corp.	41,143
71,174	Central Pacific Financial Corp.	1,567,251
23,650	Citigroup, Inc.	1,223,887
5,616	Colliers International Group, Inc.	250,193
130,068	Credit Suisse Group AG, ADR	2,821,175
5,616	FirstService Corp.	227,055
82,110	Franklin Resources, Inc.	3,023,290
24,900	Legg Mason, Inc.	976,827
37,640	Marsh & McLennan Cos., Inc.	2,087,138
60,150	MasterCard, Inc., Class A	5,856,204
1,100	PayPal Holdings, Inc. (a)	39,820
4,010	The Allstate Corp.	248,981
217,200	The Bank of New York Mellon Corp.	8,952,984
38,418	The Travelers Cos., Inc.	4,335,855
7,350	U.S. Bancorp	313,625
21,849	Unum Group	727,353
31,600	Visa, Inc., Class A	2,450,580
23,000	Waddell & Reed Financial, Inc., Class A	659,180
500	Wells Fargo & Co.	27,180
		46,621,897
Health Care - 21.1%
42,600	Abbott Laboratories	1,913,166
2,900	Alkermes PLC (a)	230,202
23,591	Anthem, Inc.	3,289,529
19,200	Baxalta, Inc.	749,376
17,065	Baxter International, Inc.	651,030
17,200	Becton Dickinson and Co.	2,650,348
4,235	Biogen, Inc. (a)	1,297,392
23,580	Community Health Systems, Inc. (a)	625,577
47,424	Express Scripts Holding Co. (a)	4,145,332
525	Gilead Sciences, Inc.	53,125
65,700	GlaxoSmithKline PLC, ADR	2,650,995
59,240	Johnson & Johnson	6,085,133
1,100	Laboratory Corp. of America Holdings (a)	136,004
95,003	Medtronic PLC	7,307,631
105,169	Merck & Co., Inc.	5,555,027
13,582	Pfizer, Inc.	438,427
50,267	Quest Diagnostics, Inc.	3,575,994
7,130	St. Jude Medical, Inc.	440,420
60,674	UnitedHealth Group, Inc.	7,137,689
47,400	Zimmer Biomet Holdings, Inc.	4,862,766
		53,795,163
Industrials - 3.2%
5,550	AGCO Corp.	251,915
276,750	Corning, Inc.	5,058,990
12,500	Raytheon Co.	1,556,625
5,675	Textainer Group Holdings, Ltd.	80,074
2,550	The Boeing Co.	368,705
8,515	United Parcel Service, Inc., Class B	819,398
		8,135,707
Information Technology - 4.4%
14,625	Intel Corp.	503,831
137,130	Microsoft Corp.	7,607,972
82,320	Oracle Corp.	3,007,150
		11,118,953
Materials - 3.6%
30,715	E.I. du Pont de Nemours & Co.	2,045,619
7,000	LyondellBasell Industries NV, Class A	608,300
17,680	Precision Castparts Corp.	4,101,937

See Notes to Financial Statements.	6

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

47,350	The Dow Chemical Co.	$2,437,578
		9,193,434
Services - 0.0%
300	Fastenal Co.	12,246
Telecommunications - 0.7%
39,596	AT&T, Inc.	1,362,498
7,335	Verizon Communications, Inc.	339,024
		1,701,522

Total Common Stock (Cost $153,094,241)	228,668,123

Principal	Rate	Maturity

U.S. Treasury Securities - 0.1%
$345,000	U.S. Treasury Bill (b) (Cost $344,198)	0.46%	06/30/16	344,184

Total Investments - 89.9% (Cost $153,438,439)*	$229,012,307

Other Assets & Liabilities, Net – 10.1%	25,749,740
Net Assets – 100.0%	$254,762,047

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Rate presented is yield to maturity.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$89,120,110
Gross Unrealized Depreciation	(13,546,242)
Net Unrealized Appreciation	$75,573,868

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Communications	$8,817,515	$-	$-	$8,817,515
Consumer Discretionary	20,105,037	-	-	20,105,037
Consumer Staples	60,498,857	-	-	60,498,857
Energy	8,667,792	-	-	8,667,792
Financials	46,621,897	-	-	46,621,897
Health Care	53,795,163	-	-	53,795,163
Industrials	8,135,707	-	-	8,135,707
Information Technology	11,118,953	-	-	11,118,953
Materials	9,193,434	-	-	9,193,434
Services	12,246	-	-	12,246
Telecommunications	1,701,522	-	-	1,701,522
U.S. Treasury Securities	-	344,184	-	344,184
Total Investments At Value	$228,668,123	$344,184	$-	$229,012,307

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2015.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	89.8%
U.S. Treasury Securities	0.1%
Other Assets & Liabilities, Net	10.1%
100.0%

See Notes to Financial Statements.	7

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2015

	ASSETS
	. Total investments, at value (Cost $153,438,439)	$229,012,307
	Cash	25,662,319
	Receivables:
	Fund shares sold	245,315
	Dividends and interest	508,334
	Prepaid expenses	24,476
	Total Assets	255,452,751

	LIABILITIES
	Payables:
	Investment securities purchased	14,221
	Fund shares redeemed	321,287
	Distributions payable	119,267
	Accrued Liabilities:
Adviser	Investment adviser fees	184,816
	Trustees’ fees and expenses	159
	Fund services fees	27,774
	Other expenses	23,180
	Total Liabilities	690,704

	NET ASSETS	$254,762,047

	COMPONENTS OF NET ASSETS
	Paid-in capital	$178,867,707
	Distributions in excess of net investment income	(21,868)
	Accumulated net realized gain	342,340
	Net unrealized appreciation	75,573,868
	NET ASSETS	$254,762,047

	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
	Investor Shares	11,170,565
	A Shares	192,748
	Institutional Shares	1,875,022

	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
	Investor Shares (based on net assets of $214,538,707)	$19.21
	A Shares (based on net assets of $3,742,878)	$19.42
	A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$20.60
	Institutional Shares (based on net assets of $36,480,462)	$19.46
	* Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $15,881) .	$2,856,756
Interest income	17,023
Total Investment Income	2,873,779
Adviser
EXPENSES
Investment adviser fees	1,308,182
Fund services fees	168,355
Transfer agent fees:
Investor Shares	35,211
A Shares	809
Institutional Shares	145
Distribution fees:
A Shares	5,855
Custodian fees	12,928
Registration fees:
Investor Shares	9,055
A Shares	1,944
Institutional Shares	6,645
Professional fees	25,505
Trustees' fees and expenses	9,902
Miscellaneous expenses	114,013
Total Expenses	1,698,549
Fees waived and expenses reimbursed	(226,927)
Net Expenses	1,471,622

NET INVESTMENT INCOME	1,402,157

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	6,808,100
Net change in unrealized appreciation (depreciation) on investments	(10,597,560)
NET REALIZED AND UNREALIZED LOSS	(3,789,460)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,387,303)

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

		June 30, 2016	#	42369 #	#	42185
			For the Six Months Ended December 31, 2015			For the Year Ended June 30, 2015
OPERATIONS					Shares		Shares
	Net investment income			$1,402,157		$2,442,638
	Net realized gain			6,808,100		7,121,019
	Net change in unrealized appreciation (depreciation)			(10,597,560)		(1,503,747)
Increase (Decrease) in Net Assets Resulting from Operations				(2,387,303)		8,059,910

DISTRIBUTIONS TO SHAREHOLDERS FROM
	Net investment income:
		Investor Shares		(2,248,905)		(2,637,509)
		A Shares		(22,824)		(39,538)
		Institutional Shares		(385,094)		(70,657)
	Net realized gain:
		Investor Shares		(9,632,084)		(7,849,090)
		A Shares		(170,302)		(148,394)
		Institutional Shares		(1,612,577)		(238,876)
Total Distributions to Shareholders				(14,071,786)		(10,984,064)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares		12,485,637	622,643	26,562,823	1,276,816
		A Shares		11,861	568	873,139	41,598
		Institutional Shares		7,935,098	386,828	21,941,682	1,039,287
	Reinvestment of distributions:
		Investor Shares		11,337,657	585,561	10,140,585	499,068
		A Shares		172,938	8,861	177,386	8,692
		Institutional Shares		1,964,718	100,186	309,533	15,098
	Redemption of shares:
	1	Investor Shares		(27,198,526)	(1,351,498)	(87,469,825)	(4,198,398)
	2	A Shares		(1,756,832)	(85,142)	(564,363)	(26,856)
	3	Institutional Shares		(558,257)	(27,874)	(443,719)	(21,158)
	Redemption fees			9,032	-	11,230	-
Increase (Decrease) in Net Assets from Capital Share Transactions				4,403,326	240,133	(28,461,529)	(1,365,853)
Decrease in Net Assets				(12,055,763)		(31,385,683)

NET ASSETS
	Beginning of Period			266,817,810		298,203,493
	End of Period (Including line (a))			$254,762,047		$266,817,810
(a)	Undistributed (distributions in excess of) net investment income			$(21,868)		$1,232,798

See Notes to Financial Statements.	10

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
INVESTOR SHARES	December 31, 2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$20.50		$20.75	$18.59	$16.49	$16.45	$13.49
INVESTMENT OPERATIONS
Net investment income (a)	0.11		0.17	0.20	0.21	0.22	0.26
Net realized and unrealized gain (loss)	(0.30)		0.38	2.63	2.23	0.20 (b)	3.00
Total from Investment Operations	(0.19)		0.55	2.83	2.44	0.42	3.26
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)		(0.20)	(0.22)	(0.22)	(0.16)	(0.29)
Net realized gain	(0.90)		(0.60)	(0.45)	(0.12)	(0.23)	(0.01)
Total Distributions to Shareholders	(1.10)		(0.80)	(0.67)	(0.34)	(0.39)	(0.30)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	0.01	— (c)
NET ASSET VALUE, End of Period	$19.21		$20.50	$20.75	$18.59	$16.49	$16.45
TOTAL RETURN	(0.89	)%(d)	2.69%	15.43%	15.06%	2.84%	24.35%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$214,539	$231,911		$285,094	$277,536	$243,366	$163,699
Ratios to Average Net Assets:
Net investment income	1.06	%(e)	0.83%	1.00%	1.22%	1.36%	1.68%
Net expenses	1.14	%(e)	1.24%	1.24%	1.25%	1.25%	1.25%
Gross expenses (f)	1.29	%(e)	1.27%	1.26%	1.28%	1.27%	1.25%
PORTFOLIO TURNOVER RATE	3	%(d)	4%	9%	11%	8%	20%

(a)	Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
A SHARES	December 31, 2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$20.64		$20.85	$18.63	$16.49	$16.45	$13.49
INVESTMENT OPERATIONS
Net investment income (a)	0.09		0.18	0.20	0.21	0.22	0.25
Net realized and unrealized gain (loss)	(0.29)		0.36	2.64	2.24	0.21 (b)	3.01
Total from Investment Operations	(0.20)		0.54	2.84	2.45	0.43	3.26

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)		(0.15)	(0.17)	(0.19)	(0.16)	(0.29)
Net realized gain	(0.90)		(0.60)	(0.45)	(0.12)	(0.23)	(0.01)
Total Distributions to Shareholders	(1.02)		(0.75)	(0.62)	(0.31)	(0.39)	(0.30)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$19.42		$20.64	$20.85	$18.63	$16.49	$16.45
TOTAL RETURN (d)	(0.95	)%(e)	2.63%	15.45%	15.06%	2.84%	24.35%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$3,743	$5,541		$5,108	$2,158	$1,694	$660
Ratios to Average Net Assets:
Net investment income	0.92	%(f)	0.84%	1.02%	1.22%	1.39%	1.61%
Net expenses	1.25	%(f)	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (g)	1.58	%(f)	1.56%	1.62%	1.62%	1.52%	1.50%
PORTFOLIO TURNOVER RATE	3	%(e)	4%	9%	11%	8%	20%

(a)				Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)				Less than $0.01 per share.
(d)				Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(e)				Not annualized.
(f)				Annualized.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,			May 9, 2012 (a) through
INSTITUTIONAL SHARES	December 31, 2015		2015	2014	2013	June 30, 2012
NET ASSET VALUE, Beginning of Period	$20.74		$20.91	$18.66	$16.50	$16.27
INVESTMENT OPERATIONS
Net investment income (b)	0.13		0.24	0.25	0.26	0.04
Net realized and unrealized gain (loss)	(0.30)		0.36	2.64	2.22	0.19
Total from Investment Operations	(0.17)		0.60	2.89	2.48	0.23
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.21)		(0.17)	(0.19)	(0.20)	—
Net realized gain	(0.90)		(0.60)	(0.45)	(0.12)	—
Total Distributions to Shareholders	(1.11)		(0.77)	(0.64)	(0.32)	—
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	— (c)	—	(c)
NET ASSET VALUE, End of Period	$19.46		$20.74	$20.91	$18.66	$16.50
TOTAL RETURN	(0.81	)%(d)	2.93%	15.73%	15.28%	1.41	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$36,480	$29,366		$8,001	$5,313	$1,230
Ratios to Average Net Assets:
Net investment income	1.23	%(e)	1.13%	1.25%	1.48%	1.62	%(e)
Net expenses	1.00	%(e)	1.00%	1.00%	1.00%	1.10	%(e)
Gross expenses (f)	1.32	%(e)	1.36%	1.47%	1.55%	1.50	%(e)
PORTFOLIO TURNOVER RATE	3	%(d)	4%	9%	11%	8	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.

The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2015, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2015, the Fund held $25,412,319 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2015, there were $724 in front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $94 of the total front-end sales charges.  Such amounts are set aside by the Distributor and used solely for distribution-related expenses.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2016, to the extent necessary to maintain the total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) at 1.14%, 1.25% and 1.00% of average daily net assets of the Investor Shares, A Shares and Institutional Shares respectively. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2015, fees waived and expenses reimbursed were as follows:

16

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived
$163,764	$30,352	$32,811	$226,927

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2015, were $7,062,774 and $26,381,752, respectively.

Note 7. Federal Income Tax

As of June 30, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,256,834
Undistributed Long-Term Gain	4,936,300
Unrealized Appreciation	86,160,295
Total	$92,353,429

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

17

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2015

Investment Advisory Agreement Approval

At the December 11, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser’s personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the portfolio manager and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet expense reimbursement obligations, and that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund had underperformed the S&P 500, the Fund’s primary benchmark, for the one-, three-, and five-year periods ended September 30, 2015, but had outperformed the benchmark since the Fund’s inception on July 9, 1999. The Board also considered the Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Fund had outperformed the median of its peer group for the one-year period ended September 30, 2015, but had underperformed the median of its Lipper peer group for the three- and five-year periods ended September 30, 2015. The Board noted the Adviser’s representation that the Fund’s investment approach is countercyclical, designed to outperform the index in declining markets and lag or achieve parity with the index in rising markets. The Board also noted the Adviser’s representation that the Fund seeks capital appreciation over the long-term and that the Fund had outperformed its benchmark since its inception on both a cumulative and average annual.  Based on the Adviser’s investment style and the foregoing performance information, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Lipper peer group of the Fund. The Board noted that the Adviser’s actual advisory fee rate was higher than the median of its Lipper peer group, whereas the actual total

18

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2015

expenses for the Fund were lower than the median of its Lipper peer group. The Board also considered the compensation rates paid to the Adviser by other types of investment vehicles and clients with similar investment strategies and objectives to that of the Fund and determined the advisory fee to be in line with other similar accounts managed by the Adviser. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the costs and profitability of its Fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale at higher asset levels, but that the Adviser had not identified economies of scale at current asset levels that would warrant proposing breakpoints in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

19

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2015

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, through December 31, 2015.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2015	December 31, 2015	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$990.57	$5.70	1.14%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.41	$5.79	1.14%
A Shares
Actual	$1,000.00	$990.46	$6.25	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Shares
Actual	$1,000.00	$991.37	$5.01	1.00%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.11	$5.08	1.00%

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period

20

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1215

DF DENT GROWTH FUNDS TABLE OF CONTENTS DECEMBER 31, 2015

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	9
Performance Chart and Analysis	13
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
DF Dent Midcap Growth Fund
Performance Chart and Analysis	20
Schedule of Investments	21
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
DF Dent Small Cap Growth Fund
Performance Chart and Analysis	27
Schedule of Investments	28
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33
DF Dent Growth Funds
Notes to Financial Statements	34
Additional Information	39

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

Dear Fellow Shareholder,

Performance for the three DF Dent Growth Funds is detailed in the below table. While each Fund has outperformed its respective benchmark for longer periods, 2015 was a disappointing year in terms of relative performance versus the benchmarks.

Performance (for periods ending 12/31/2015)

	DF Dent Premier Growth			DF Dent Midcap Growth		DF Dent Small Cap Growth
6 Months	-	1.22%		-	5.16%	-	12.08%
Benchmark	S&P 500			Russell Midcap Growth		Russell 2000 Growth
Benchmark Performance	+	0.15%		-	4.20%	-	9.31%
Fund Outperformance	-	1.37%		-	0.96%	-	2.77%

12 Months	+	1.54%		+	0.79%	-	4.16%
Benchmark	+	1.38%		-	0.20%	-	1.38%
Fund Outperformance	+	0.16%		+	0.99%	-	2.78%

5 Years	+	11.15	%*		N/A		N/A
Benchmark	+	12.57	%*		N/A		N/A
Fund Outperformance	-	1.42	%*		N/A		N/A

10 Years	+	7.39	%*		N/A		N/A
Benchmark	+	7.31	%*		N/A		N/A
Fund Outperformance	-	0.08	%*		N/A		N/A

Since Inception	+	7.80	%*	+	12.04%*	+	3.79%*
Benchmark	+	5.83	%*	+	10.24%*	+	5.05%*
Fund Outperformance	+	1.97	%*	+	1.80%*	-	1.26%*

Cumulative Since Inception	+	196.23%		+	66.84%	+	8.38%
Benchmark	+	126.83%		+	55.10%	+	11.26%
Fund Outperformance	+	69.40%		+	11.74%	-	2.88%
Inception Date	07/16/2001			07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.
* annualized.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF
1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

Dent Premier Growth Fund’s and DF Dent Midcap Growth Fund’s annual operating expense ratios (gross) are 1.20% and 1.84%, respectively. However, D.F. Dent and Company (the Funds’ “Adviser”) has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expenses to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding $150 million. This agreement is in effect through October 31, 2019. As stated in the current prospectus, the DF Dent Small Cap Growth Fund’s annual operating expense ratio (gross) is 5.16%. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.25% through October 31, 2019. These expense caps may be changed or eliminated prior to their expiration date only with the consent of the Board of Trustees. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Returns greater than one year are annualized.

The DF Dent Premier Growth Fund (the “Fund”) slightly outperformed the S&P 500 (the “Index”) by +0.16% in calendar 2015. The Fund has achieved positive absolute returns in 12 of the 14 years of its existence since 2001. The Fund’s cumulative total return outperformance since inception (07/16/2001) over the Index has progressed over the past seven years since the financial crisis as follows:

12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15
30.29%	49.13%	49.45%	57.85%	80.97%	68.01%	69.40%

The Index

There has been much discussion of active versus passive investing in recent years with many flavors of index funds, with the most prevalent index fund being that of the S&P 500. According to Morningstar, investors redeemed $207.3 billion from actively managed U.S. mutual funds and purchased $413.8 billion in passive index funds in 2015. From 2007 through 2014, index-based U.S. equity mutual funds and index-based exchange-traded funds (ETFs) had net inflows of $1 trillion, while actively managed U.S. equity mutual funds had net outflows of $659 billion. While the proponents of passive investing have been vocal about the merits of passive investing, much less has been heard from active managers such as your Fund’s Adviser. Therefore, here are the points your Adviser would like to mention:

1.
Underperformance. As calculated by Arthur Lipper and reported in the Wall Street Journal, the average return from the Lipper universe of S&P 500 index funds underperformed the actual Index on a total return basis by -0.58% in both 2014 and 2015. For the 5 years ending in 2014 and 2015, the average index fund trailed the annual return of the Index by 0.65% and 0.67% respectively. This underperformance is probably due to fees and the transactional friction of daily buying and selling to align index funds with their respective benchmarks.

2.
Market Capitalization Weighting. By definition, index funds are market capitalization weighted. Therefore, an investor in index funds allocates capital proportionately based on market capitalization. The larger companies are allocated much more capital than smaller companies. This has worked in the past couple of years as the massive cash flows mentioned above into index funds have allocated more capital into larger companies due to market capitalization weighting. These cash flows have also been

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

self-reinforcing, driving up the respective indices as well. One should ask the question, “What happens when the recent indexing trend abates or reverses and cash flows out towards higher return assets?”

3.
A “Crowded Trade.” A “crowded trade” reflects investing by the crowd in what is popular. New investments today in index funds represent a “crowded trade,” following the crowd into what has recently been popular. Such a strategy becomes problematic to say the least when the crowd moves on to another area that appears to be gaining traction.

4.
Rate of Return. A fundamental principle of capital markets is that capital is allocated based on return on investment. Companies that generate high returns on investment attract capital which gravitates to such high returns. In time, we believe high rates of return rather than market capitalization size will attract investor capital. Some have commented that the growth of index funds has opened up an opportunity for active managers to exploit the market inefficiencies resulting from points #2 and #3 above. We believe so.

Expense Management

Your Fund’s Adviser, has contractually agreed in recent years to waive a portion of its management fee and/or reimburse expenses in order to limit Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.10% of net assets (the Expense Cap) for the DF Dent Premier Growth Fund. Starting November 1, 2010 and through October 31, 2019, the Adviser has contractually agreed to continue this Expense Cap of 1.10% on the first $150 million of net assets and a further Expense Cap of 0.90% on assets exceeding $150 million. The purpose of this lower Expense Cap at the break point of $150 million is to share with you the economies of scale derived from your Fund’s growth. As of December 31, 2015 the net assets in your Fund were $158,162,020. At this level of assets in the Fund, the effective annual expense ratio as reported in the “Financial Highlights” section is a little less than 1.10%.

Brokerage expenses for calendar 2015 amounted to about 1.2 cents per share based upon the 6.4 million shares outstanding as of December 31, 2015.

Portfolio Turnover

Portfolio turnover, when measured by security purchases as a percentage of the average market value, was 25.54% for the calendar year 2015, at the higher end of your Fund’s historic turnover range. We trimmed back some positions that had appreciated significantly in 2015 and liquidated some other positions. Reinvesting the proceeds from these sales resulted in a slight increase in portfolio turnover, which was still well below peer group norms. Portfolio turnover rate in recent years may be found later in the “Financial Highlights” section of this report.

Management Ownership of Fund

The Adviser’s retirement plan, employees and related family members of the Adviser collectively own 15.7% of the Fund as well as 30.0% and 57.6% of the DF Dent Midcap and DF Dent Small Cap Growth Funds,

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

respectively. The Fund is the largest investment of the Adviser’s retirement plan (at 26.6% of the retirement plan’s assets). 34.6% of the Adviser’s retirement plan is invested in the three DF Dent Funds.

Asset Allocation

Year-end DF Dent Premier Growth Fund asset allocation by market capitalization for the past six years was:

	12/31/10*	12/31/11*	12/31/12*	12/31/13*	12/31/14*	12/31/15*
Large Capitalization	54.7%	49.4%	55.0%	75.4%	67.1%	53.7%
Mid Capitalization	35.9%	38.0%	36.8%	22.5%	30.5%	32.5%
Small Capitalization	7.8%	12.4%	7.8%	1.8%	1.8%	13.2%
Reserve Funds	1.6%	0.2%	0.4%	0.3%	0.6%	0.6%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
* Percentages calculated based on total value of investments. From 12/31/10 through 12/31/14 as previously reported large cap included companies over $7.0 billion, mid cap was $1.5 to $7.0 billion, and small cap was companies below $1.5 billion.

Since inception (07/16/2001), your Adviser has used a market capitalization range of $1.5 to $7.0 billion to define mid capitalization with companies below and above this range representing small and large cap respectively. In recent reports, we have discussed adjusting this range upwards to reflect the overall increase of market capitalization levels over the past 14 years. In the Fund’s most recent Prospectus (11/01/2015), we increased the market capitalization range for mid cap to $3.0 to $12.0 billion, thereby defining companies below and above this range as small and large, respectively. The result of this new range is that the asset allocation for December 31, 2015 removes the overall market appreciation so that the overall balance is similar to the balance five years ago, which we believe is appropriate.

Concentration

In late 2007, your Fund held 52 different positions. The Adviser embarked on a program to reduce the number of investments in subsequent years. The rationale has been that it is preferable to concentrate in our 40 favorite companies than to dilute the percentages in these companies by including another 10 or so additional less favored companies. Your Fund held 40 companies at year end 2014, added six new companies and eliminated nine companies in 2015, ending the year with 37 investments. We believe this discipline of pruning the portfolio to 40 or fewer names has forced us to be more selective and sharpened our focus on only the very best companies. Concentration in the 10 largest positions in the Fund was as follows on the indicated dates:

Top 10 Holdings	12/31/12	12/31/13	12/31/14	12/31/15
% of Fund	49.1%	43.2%	43.3%	46.2%
Average Position Size of Top 10	4.91%	4.32%	4.33%	4.62%

Nine of the 10 largest positions were carried at a profit, and 19 of the 20 largest positions were carried at a profit on December 31, 2015. We believe this fact demonstrates the benefit of concentrating in the highest

4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

conviction investments.

Commentary

Major U.S. stock market indices were up in the fourth quarter of 2015, a positive end to a challenging year. The Index had a 1.38% gain for the entire year, with 281 stocks declining and 220 advancing. Similarly, broader indices, such as the Russell 2000 and the Wilshire 5000, had markedly positive fourth quarters, although these indices remained in negative territory for the full year. Fixed-income markets generally fared no better for the year, with bond price declines offsetting meager yields. The Barclays Capital U.S. Government/Credit Bond Index returned only 0.15% for the year, while corporate high-yield indices produced mostly negative total returns.

Equity markets in 2015 were characterized by dramatic dispersion in performance between the broader market, which performed poorly, and a small group of stocks,  mostly technology or services companies with large market caps, which performed extremely well. 56% of the S&P 500 was down for the year, while seventy stocks in the S&P 500 were down over 30% (one out of every seven stocks). Outliers in terms of positive performance were a handful of stocks that earned their own nickname. Four outstanding performers (Facebook, Amazon, Netflix and Google (now called Alphabet)) are sometimes referred to as the four FANG stocks. These select few stocks clearly drove the performance of many of the larger market-cap-weighted indices. The market cap-weighted total return of the FANG stocks in 2015 was 60.69% versus the S&P 500’s absolute price return of -0.73%. The S&P 500 excluding FANG came in at -4.80%.

Your Fund owned but one of the FANG stocks (a 2.63% position in Alphabet at year end), primarily because we felt (and feel) that the valuations of the others were not reasonable. FANG’s collective price/earnings ratio at the end of 2015 was approximately 60, almost three times that of the S&P 500 (Alphabet’s price/earnings ratio was more reasonable in the high 20s). Even on a price/sales ratio, these companies look very expensive. These FANG stocks have impressive businesses, but they are priced to perfection with little or no room for error. The hype and excitement around these few companies are reminiscent of other bubbles, like the “Nifty Fifty” run-up of the early 1970s, the dotcom boom of the late 1990s, and the flock to emerging markets in the mid 2000s. We believe it would be imprudent now, just as it was imprudent in the early 1970s, the late 1990s and mid 2000s, to chase performance and join a “crowded trade,” described earlier in this letter as joining a popular group along with many other investors that are crowding to get in and pushing prices higher based on popularity rather than fundamental analysis.

We prefer to stick to our valuation discipline and to buy and hold companies whose earnings growth prospects through market cycles justify their stock prices. We believe your Fund’s portfolio entails far less risk than a portfolio heavily weighted towards the nicknamed, popular stocks. Your Adviser continues to do what we have always done: position your portfolios for long-term outperformance by conducting bottom-up research and owning concentrated positions in what we consider best-in-class** companies. In our opinion, your portfolio companies are run by highly ethical and skilled managers, have big competitive advantages in their markets, and generate significant free cash flow to fund their growth. We believe this formula will translate into above-market rates of long-term earnings growth and stock-price appreciation.

5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

Market Thoughts

We believe growth may be disappointingly slow for the foreseeable future, with economies vulnerable to negative shocks and policymakers having few tools to respond. The unforeseen consequences of an exceptionally strong U.S. dollar and an enormous decline in the price of oil, the word’s largest commodity, are causing major global economic strains. The Euro area’s economic problems appear to be structural in nature and are being exacerbated by the migration crisis and the threat of terrorism. Debt burdens in the Euro periphery and in emerging markets remain elevated, acting as a limiting factor to growth, especially when much of that debt is U.S. dollar-denominated and the dollar is strong. Economies dependent on energy and commodity exports, including Brazil, Canada, Australia and many emerging economies, are struggling with the tumble in commodity prices. Decelerating growth in China is causing ripple effects throughout the world. Heightened terrorism and geopolitical risk make the world a less stable place, and the upcoming U.S. presidential election will add to that uncertainty.

No investor can safely predict the future direction of the stock market, but 2016 could be a more challenging environment for investors than we have seen for some time. Perhaps many of the concerns we have mentioned in this commentary are well discounted in the market, and investor expectations are lower going into 2016 than they were a year ago. Remember that expectations were high in early 2015, and yet the markets had a disappointing year. The reverse is certainly possible in 2016. In any case, after seven years of a rising market, we feel it is important to be vigilant toward market risks. The market has experienced very few corrections in its run up since 2009, which is unusual by historical standards (see chart below).

Taking a higher-level view toward the U.S. market, we have noted that numerous factors have been associated
6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

with above-trend equity returns over the last several years: (1) falling interest rates, (2) rising profit margins, (3) falling tax rates for multinationals, (4) rising market multiples, (5) merger and acquisition activity, and (6) aggressive stock repurchases. We believe that these themes will be less significant drivers of performance in the future, and that, as a result, the general market may have fewer positive catalysts.

Notwithstanding this cautious tone, in a world where cash pays you nearly nothing and where a bond yielding 2.5% requires over 28 years to double your money (or a life time on an after tax basis!), equities appear to us to be the preferred asset class. More specifically, we believe growth stocks will offer returns that few other asset classes will be able to match over the next market cycle.

As in the past, we appreciate your investment in our Fund and will continue to work diligently for you, our shareholders.

Respectively Submitted,

Daniel F. Dent	Bruce L. Kennedy	Matthew F. Dent

** The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class.”

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2015

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of a small group of issuers. If the Fund’s portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector.

The DF Dent Midcap Growth Fund also invests in small and medium size companies. With non-diversification risk, the Fund will typically invest in securities of a small group of issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depositary Receipts) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus.

The DF Dent Small Cap Growth Fund invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of a small group of issuers, which exposes the Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus. The Fund is newly created and has limited operating history.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.
8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2015

Recent Performance

For the year ending December 31, 2015, DF Dent Premier Growth Fund (the “Fund”) experienced a total return of +1.54% versus a total return of +1.38% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2015 was as follows:

Period Ending 12/31/2015	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	-	1.22%	+	0.15%	-	1.37%
Twelve Months	+	1.54%	+	1.38%	+	0.16%
Five Years (annualized)	+	11.15%	+	12.57%	-	1.42%
Five Years (cumulative)	+	69.64%	+	80.75%	-	11.11%
Ten Years (annualized)	+	7.39%	+	7.31%	+	0.08%
Since Inception (07/16/01) (annualized)	+	7.80%	+	5.83%	+	1.97%
Since Inception (07/16/01) (cumulative)	+	196.23%	+	126.83%	+	69.40%

Past performance is not indicative of future performance.

Calendar 2015 was a “mixed bag” of quarterly performance with the Fund outperforming the Index in the second and third quarters while underperforming in first and fourth quarters. For the calendar year, the Fund outperformed the Index by a small margin of +0.16%. These are total return results including dividends. Excluding dividends, the Index declined in price in 2015, its first negative year since 2008. Both the Fund and the Index have had positive total returns in nine of the past 10 years with the exception being 2008.

The most significant factors affecting the Fund’s performance versus the Index in 2015 were:

•
In April, we completely eliminated the Fund’s below market weighting in Energy, the Index’s worst performing Sector in 2015. The absence of energy companies in itself contributed 2% to the Fund’s performance versus the Index in calendar 2015. However, some portfolio companies that sell to energy companies experienced weakness in those operations.

•
Larger capitalization companies generally fared better in 2015 than their smaller brethren. Smaller companies such as ExamWorks, 3D Systems, WageWorks, and Tangoe detracted from performance while Visa, Ecolab, and Alphabet (Google) made positive contributions.

•	Interest rates had little influence on the Fund, but the strong dollar affected portfolio companies in two respects:

1.	Exports were weak for both portfolio companies and their customers.

2.	Foreign earnings suffered due to the exchange rate disadvantage.

9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2015

The fund outperformed the Index ever so slightly because of overweighting and superior stock selection in Financials, Information Technology, and Industrials. A cash tender offer at a 50% premium for Dealertrak Technologies contributed to performance. Stock selection in Health Care and Consumer Discretionary hurt performance.

The major strategy in managing the Fund is to maintain larger positions in what the Adviser considers to be its highest-conviction best-in-class* holdings, building those positions during periods of market weakness and trimming them back when position sizes exceeded target levels during temporary market strength. This is a consistent strategy which does not change from quarter to quarter or year to year.

Key trends in significant industries of portfolio companies were:

•	Cloud-based computing (Red Hat)

•	Digital delivery of information (Alphabet)

•	Mobile transactions (Alphabet and Visa)

•	Technological advances in traditional industries (Dealertrak, CarMax, and LKQ)

•	Proliferation of financial information (Envestnet, Moodys, and McGraw Hill)

The investments that contributed the most to performance were SEI Investments, Visa, Tyler Technologies, Markel, and Dealertrack. WageWorks, Qualcomm, Fastenal, PRA Group, and ExamWorks detracted the most from performance.

Your Fund did not invest in any derivatives during the year.

Sector Allocation and Attribution

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2015:

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2015

Source: FactSet

As mentioned earlier, Financials, Information Technology, and Industrials were overweighted versus the Index. These three Sectors also were the most heavily weighted within the Fund, and each outperformed its respective Sector in the Index. Together they represented 71% of your Fund’s outperformance versus the Index from both sector allocation and security selection perspectives. Being underweight in the Energy sector helped overall Fund performance by 1.76%. Consumer and Health Care Sectors underperformed within the Fund due to stock selection.

Best and Worst Performers

Five Best Contributors Investments	Fund Realized and Unrealized Appreciation and Income in Calendar Year 2015	Fund Per Share As of 12/31/15
SEI Investments Co.	$2,375,204	$0.37
Visa, Inc., Class A	1,710,327	0.27
Tyler Technologies, Inc.	1,694,421	0.26
DealerTrack Technologies, Inc.	1,585,610	0.25
Markel Corp.	1,520,513	0.24
	$8,886,075	$1.39

Visa is a repeat outperformer for the Fund from 2012, 2013, and 2014.

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2015

Five Poorest Contributors Investments	Fund Realized and Unrealized Loss and Income in Calendar Year 2015	Fund Per Share As of 12/31/15
PRA Group, Inc.	$(2,364,101)	$(0.37)
QUALCOMM, Inc.	(1,818,950)	(0.28)
Fastenal, Co.	(1,403,085)	(0.22)
ExamWorks Group, Inc.	(1,402,639)	(0.22)
WageWorks, Inc.	(1,353,989)	(0.21)
	$(8,342,764)	$(1.30)

Capital Gains Distribution Policy

From December 2008 until December 2015, the Fund did not distribute any capital gains since all capital gains realized during that period were sheltered by the loss carry-forward, which resulted from sales to raise cash for redemptions during the financial crisis. That loss carry-forward was exhausted in the Fund’s 2015 fiscal year, and a capital gain distribution of $19,330,439, or $3.32 per share, was distributed to shareholders on Dec. 16, 2015. Those shareholders who elected to reinvest purchased additional shares at the ex-dividend price of $24.46 per share.

FIVE LARGEST EQUITY HOLDINGS
DECEMBER 31, 2015
Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
135,000	Visa Inc., Class A	$2,499,344	$10,469,250	6.62%
93,000	Moody’s Corp.	7,547,814	9,331,620	5.90
288,000	LKQ Corp.	4,163,719	8,533,440	5.39
96,000	Red Hat, Inc.	4,899,367	7,949,760	5.03
73,500	ANSYS, Inc.	2,445,790	6,798,750	4.30
		$21,556,034	$43,082,820	27.24%

* The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class.”

The views in this report were those of the Fund’s Adviser as of December 31, 2015, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended December 31, 2015	Six Months	One Year	Five Years	Ten Years
DF Dent Premier Growth Fund	-1.22%	1.54%	11.15%	7.39%
S&P 500 Index	0.15%	1.38%	12.57%	7.31%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.20%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

Common Stock - 99.7%%
Consumer Discretionary - 14.9%
88,000	CarMax, Inc. (a)	$4,749,360
2,960	Chipotle Mexican Grill, Inc. (a)	1,420,356
119,200	IMAX Corp. (a)	4,236,368
288,000	LKQ Corp. (a)	8,533,440
37,000	Signet Jewelers, Ltd.	4,576,530
		23,516,054
Financials - 24.3%
43,000	American Tower Corp. REIT	4,168,850
97,000	Discover Financial Services	5,201,140
5,000	Markel Corp. (a)	4,416,750
4,000	McGraw-Hill Financial, Inc.	394,320
93,000	Moody's Corp.	9,331,620
100,000	PRA Group, Inc. (a)	3,469,000
124,000	SEI Investments Co.	6,497,600
64,000	Verisk Analytics, Inc., Class A (a)	4,920,320
		38,399,600
Health Care - 9.4%
10,300	Biogen, Inc. (a)	3,155,405
34,000	Celgene Corp. (a)	4,071,840
117,000	ExamWorks Group, Inc. (a)	3,112,200
8,400	Intuitive Surgical, Inc. (a)	4,587,744
		14,927,189
Industrials - 18.6%
38,000	Exponent, Inc.	1,898,100
48,100	Fastenal Co.	1,963,442
70,600	Healthcare Services Group, Inc.	2,461,822
34,000	Roper Technologies, Inc.	6,452,860
44,000	Stericycle, Inc. (a)	5,306,400
18,350	TransDigm Group, Inc. (a)	4,192,058
87,200	WageWorks, Inc. (a)	3,956,264
55,000	Waste Connections, Inc.	3,097,600
		29,328,546
Information Technology - 28.3%
5,500	Alphabet, Inc., Class C (a)	4,173,840
73,500	ANSYS, Inc. (a)	6,798,750
38,000	Blackbaud, Inc.	2,502,680
14,600	CoStar Group, Inc. (a)	3,017,674
60,000	Envestnet, Inc. (a)	1,791,000
30,400	MasterCard, Inc., Class A	2,959,744
13,000	QUALCOMM, Inc.	649,805
96,000	Red Hat, Inc. (a)	7,949,760
87,850	Trimble Navigation, Ltd. (a)	1,884,382
15,000	Tyler Technologies, Inc. (a)	2,614,800
135,000	Visa, Inc., Class A	10,469,250
		44,811,685

Materials - 4.2%
58,000	Ecolab, Inc.	6,634,040

Total Common Stock (Cost $103,187,829)	157,617,114

Total Investments - 99.7% (Cost $103,187,829)*	$157,617,114
Other Assets & Liabilities, Net – 0.3%	544,906
Net Assets – 100.0%	$158,162,020

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$58,139,773
Gross Unrealized Depreciation	(3,710,488)
Net Unrealized Appreciation	$54,429,285

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$157,617,114
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$157,617,114

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2015.

See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	14.9%
Financials	24.3%
Health Care	9.4%
Industrials	18.6%
Information Technology	28.3%
Materials	4.2%
Other Assets & Liabilities, Net	0.3%
100.0%

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2015

ASSETS
. Total investments, at value (Cost $103,187,829)	$157,617,114
Cash	869,887
Receivables:
Fund shares sold	22
Dividends and interest	73,884
Prepaid expenses	10,477
Total Assets	158,571,384

LIABILITIES
Payables:
Fund shares redeemed	437
Accrued Liabilities:
Investment adviser fees	378,555
Trustees’ fees and expenses	107
Fund services fees	12,482
Other expenses	17,783
Total Liabilities	409,364

NET ASSETS	$158,162,020

COMPONENTS OF NET ASSETS
Paid-in capital	$103,064,965
Distributions in excess of net investment income	(770,430)
Accumulated net realized gain	1,438,200
Net unrealized appreciation	54,429,285
NET ASSETS	$158,162,020
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,420,934
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.63

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2015

INVESTMENT INCOME
Dividend income .	$482,106
Interest income	702
Total Investment Income	482,808
Adviser
EXPENSES
Investment adviser fees	845,001
Fund services fees	112,438
Custodian fees	8,351
Registration fees	8,925
Professional fees	25,138
Trustees' fees and expenses	6,474
Miscellaneous expenses	17,244
Total Expenses	1,023,571
Fees waived and expenses reimbursed	(111,883)
Net Expenses	911,688

NET INVESTMENT LOSS	(428,880)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	7,407,299
Net change in unrealized appreciation (depreciation) on investments	(9,032,174)
NET REALIZED AND UNREALIZED LOSS	(1,624,875)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,053,755)

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2015	For the Year Ended June 30, 2015
OPERATIONS
Net investment loss	$(428,880)	$(690,199)
Net realized gain	7,407,299	28,131,116
Net change in unrealized appreciation (depreciation)	(9,032,174)	(13,254,017)
Increase (Decrease) in Net Assets Resulting from Operations	(2,053,755)	14,186,900

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(19,330,438)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,659,897	2,492,341
Reinvestment of distributions	15,030,720	-
Redemption of shares	(12,080,421)	(42,152,583)
Increase (Decrease) in Net Assets from Capital Share Transactions	5,610,196	(39,660,242)
Decrease in Net Assets	(15,773,997)	(25,473,342)

NET ASSETS
Beginning of Period	173,936,017	199,409,359
End of Period (Including line (a))	$158,162,020	$173,936,017

SHARE TRANSACTIONS
Sale of shares	96,624	93,371
Reinvestment of distributions	614,502	-
Redemption of shares	(431,778)	(1,572,825)
Increase (Decrease) in Shares	279,348	(1,479,454)

(a) Distributions in excess of net investment income	$(770,430)	$(341,550)

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning
of Period	$28.32		$26.17	$21.54	$17.73	$17.60	$13.05
INVESTMENT OPERATIONS
Net investment loss (a)	(0.07)		(0.10)	(0.08)	(0.01)	(0.05)	(0.04)
Net realized and unrealized
gain (loss)	(0.30)		2.25	4.71	3.82	0.18	4.59
Total from Investment
Operations	(0.37)		2.15	4.63	3.81	0.13	4.55
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(3.32)		—	—	—	—	—
NET ASSET VALUE, End
of Period	$24.63		$28.32	$26.17	$21.54	$17.73	$17.60
TOTAL RETURN	(1.22	)%(b)	8.22%	21.49%	21.49%	0.74%	34.87%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$158,162	$173,936		$199,409	$174,808	$148,886	$157,655
Ratios to Average Net Assets:
Net investment loss	(0.51	)%(c)	(0.38)%	(0.31)%	(0.05)%	(0.28)%	(0.27)%
Net expenses	1.08	%(c)	1.06%	1.05%	1.09%	1.10%	1.10%
Gross expenses (d)	1.21	%(c)	1.20%	1.20%	1.26%	1.29%	1.25%
PORTFOLIO TURNOVER RATE	11	%(b)	25%	25%	19%	14%	21%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed while the Russell Midcap Growth is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Midcap Growth Fund vs. Russell Midcap Growth Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2015	Six Months	One Year	07/01/11
DF Dent Midcap Growth Fund	-5.16%	0.79%	12.04%
Russell Midcap Growth Index	-4.20%	-0.20%	10.24%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.84%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

Common Stock - 95.8%%
Consumer Discretionary - 17.4%
16,537	CarMax, Inc. (a)	$892,502
507	Chipotle Mexican Grill, Inc. (a)	243,284
25,476	IMAX Corp. (a)	905,417
44,954	LKQ Corp. (a)	1,331,987
3,784	Signet Jewelers, Ltd.	468,043
		3,841,233
Energy - 1.3%
11,530	Range Resources Corp.	283,753

Financials - 20.7%
7,919	Financial Engines, Inc.	266,633
938	Markel Corp. (a)	828,582
10,773	Moody's Corp.	1,080,963
15,489	PRA Group, Inc. (a)	537,313
16,887	SEI Investments Co.	884,879
12,578	Verisk Analytics, Inc., Class A (a)	966,997
		4,565,367
Health Care - 8.7%
17,003	AAC Holdings, Inc. (a)	324,077
3,581	Bio-Techne Corp.	322,290
24,340	ExamWorks Group, Inc. (a)	647,444
1,158	Intuitive Surgical, Inc. (a)	632,454
		1,926,265
Industrials - 21.4%
8,909	Exponent, Inc.	445,005
6,464	Fastenal Co.	263,860
15,955	Healthcare Services Group, Inc.	556,351
4,105	Roper Industries, Inc.	779,088
6,929	Stericycle, Inc. (a)	835,637
1,442	TransDigm Group, Inc. (a)	329,425
17,324	WageWorks, Inc. (a)	785,990
13,044	Waste Connections, Inc.	734,638
		4,729,994
Information Technology - 21.9%
15,117	ANSYS, Inc. (a)	1,398,322
5,008	Blackbaud, Inc.	329,827
3,494	CoStar Group, Inc. (a)	722,175
14,674	Envestnet, Inc. (a)	438,019
12,461	Red Hat, Inc. (a)	1,031,895
26,437	Trimble Navigation, Ltd. (a)	567,074
2,087	Tyler Technologies, Inc. (a)	363,806
		4,851,118
Materials - 2.9%
5,619	Ecolab, Inc.	642,701

Telecommunication Services - 1.5%
3,144	SBA Communications Corp., Class A (a)	330,340

Total Common Stock (Cost $17,444,970)	21,170,771

Total Investments - 95.8% (Cost $17,444,970)*	$21,170,771
Other Assets & Liabilities, Net – 4.2%	932,395
Net Assets – 100.0%	$22,103,166

(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,718,688
Gross Unrealized Depreciation	(992,887)
Net Unrealized Appreciation	$3,725,801

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$21,170,771
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$21,170,771

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2015.

See Notes to Financial Statements.	21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	17.4%
Energy	1.3%
Financials	20.7%
Health Care	8.7%
Industrials	21.4%
Information Technology	21.9%
Materials	2.9%
Telecommunication Services	1.5%
Other Assets & Liabilities, Net	4.2%
100.0%

See Notes to Financial Statements.	22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2015

ASSETS
. Total investments, at value (Cost $17,444,970)	$21,170,771
Cash	860,391
Receivables:
Fund shares sold	25,000
Investment securities sold	82,604
Dividends and interest	6,964
Prepaid expenses	3,850
Total Assets	22,149,580

LIABILITIES
Accrued Liabilities:
Investment adviser fees	27,078
Fund services fees	6,591
Other expenses	12,745
Total Liabilities	46,414

NET ASSETS	$22,103,166

COMPONENTS OF NET ASSETS
Paid-in capital	$18,691,868
Accumulated net investment loss	(151,549)
Accumulated net realized loss	(162,954)
Net unrealized appreciation	3,725,801
NET ASSETS	$22,103,166
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,478,609
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.95
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2015

INVESTMENT INCOME
Dividend income .	$41,073
Interest income	672
Total Investment Income	41,745
Adviser
EXPENSES
Investment adviser fees	111,036
Fund services fees	59,824
Custodian fees	2,505
Registration fees	3,649
Professional fees	13,117
Trustees' fees and expenses	829
Miscellaneous expenses	7,266
Total Expenses	198,226
Fees waived and expenses reimbursed	(76,087)
Net Expenses	122,139

NET INVESTMENT LOSS	(80,394)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	109,253
Net change in unrealized appreciation (depreciation) on investments	(1,178,103)
NET REALIZED AND UNREALIZED LOSS	(1,068,850)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,149,244)

See Notes to Financial Statements.	24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2015	For the Year Ended June 30, 2015
OPERATIONS
Net investment loss	$(80,394)	$(128,527)
Net realized gain	109,253	979,913
Net change in unrealized appreciation (depreciation)	(1,178,103)	1,189,087
Increase (Decrease) in Net Assets Resulting from Operations	(1,149,244)	2,040,473

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(677,047)	(863,974)

CAPITAL SHARE TRANSACTIONS
Sale of shares	978,469	5,193,362
Reinvestment of distributions	674,372	856,042
Redemption of shares	(480,172)	(501,579)
Increase in Net Assets from Capital Share Transactions	1,172,669	5,547,825
Increase (Decrease) in Net Assets	(653,622)	6,724,324

NET ASSETS
Beginning of Period	22,756,788	16,032,464
End of Period (Including line (a))	$22,103,166	$22,756,788

SHARE TRANSACTIONS
Sale of shares	64,227	335,890
Reinvestment of distributions	45,199	58,393
Redemption of shares	(29,914)	(32,215)
Increase in Shares	79,512	362,068

(a) Accumulated net investment loss	$(151,549)	$(71,155)

See Notes to Financial Statements.	25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2015		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	July 1, 2011 (a) through June 30, 2012
NET ASSET VALUE, Beginning
of Period	$16.27		$15.46	$13.01	$10.32	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)		(0.10)	(0.09)	(0.04)	(0.05)
Net realized and unrealized
gain (loss)	(0.78)		1.57	3.06	2.73	0.37
Total from Investment
Operations	(0.84)		1.47	2.97	2.69	0.32
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(0.48)		(0.66)	(0.52)	—	—
REDEMPTION FEES (b)	—		—	— (c)	—	—
NET ASSET VALUE, End
of Period	$14.95		$16.27	$15.46	$13.01	$10.32
TOTAL RETURN	(5.16	)%(d)	9.97%	22.95%	26.07%	3.20	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$22,103	$22,757		$16,032	$9,679	$6,423
Ratios to Average Net Assets:
Net investment loss	(0.73	)%(e)	(0.65)%	(0.63)%	(0.38)%	(0.55	)%(e)
Net expenses	1.10	%(e)	1.10%	1.10%	1.10%	1.10	%(e)
Gross expenses (f)	1.79	%(e)	1.84%	2.08%	1.86%	3.45	%(e)
PORTFOLIO TURNOVER RATE	15	%(d)	45%	32%	35%	24	%(d)

(a)					Commencement of operations.
(b)					Calculated based on average shares outstanding during each period.
(c)					Less than $0.01 per share.
(d)					Not annualized.
(e)					Annualized.
(f)					Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in DF Dent Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed while the Russell 2000 Growth is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2015	Six Months	One Year	11/01/13
DF Dent Small Cap Growth Fund	-12.08%	-4.16%	3.79%
Russell 2000 Growth Index	-9.31%	-1.38%	5.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the estimated annual operating expense ratio (gross) is 5.16%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25%, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

27	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

Common Stock - 99.4%
Consumer Discretionary - 20.7%
1,514	Carter's, Inc.	$134,792
3,236	Chuy's Holdings, Inc. (a)	101,416
1,315	Drew Industries, Inc. (a)	80,070
7,185	Duluth Holdings, Inc. (a)	104,829
21,201	Good Times Restaurants, Inc. (a)	101,765
9,358	IMAX Corp. (a)	332,583
936	Lithia Motors, Inc., Class A	99,843
5,428	MCBC Holdings, Inc. (a)	74,364
1,945	Monro Muffler Brake, Inc.	128,798
15,795	Performance Sports Group, Ltd. (a)	152,106
1,231	Sotheby's	31,711
2,935	Zoe's Kitchen, Inc. (a)	82,121
		1,424,398
Consumer Staples - 3.8%
3,020	Calavo Growers, Inc.	147,980
15,743	Inventure Foods, Inc. (a)	111,775
		259,755
Energy - 0.4%
957	Oil States International, Inc. (a)	26,078

Financials - 11.2%
3,279	Financial Engines, Inc.	110,404
2,429	Glacier Bancorp, Inc.	64,441
4,364	OneBeacon Insurance Group, Ltd., Class A	54,157
4,165	PRA Group, Inc. (a)	144,484
2,009	ProAssurance Corp.	97,497
1,041	The Navigators Group, Inc. (a)	89,307
6,533	WSFS Financial Corp.	211,408
		771,698
Health Care - 17.3%
12,003	AAC Holdings, Inc. (a)	228,777
863	Atrion Corp.	328,976
1,999	Cepheid (a)	73,024
736	DexCom, Inc. (a)	60,279
7,185	ExamWorks Group, Inc. (a)	191,121
3,309	HealthStream, Inc. (a)	72,798
1,872	National HealthCare Corp.	115,502
4,187	Novadaq Technologies, Inc. (a)	53,342
3,418	Teladoc, Inc. (a)	61,387
		1,185,206

Industrials - 21.4%
1,820	Beacon Roofing Supply, Inc. (a)	74,948
1,840	Colfax Corp. (a)	42,964
6,321	Douglas Dynamics, Inc.	133,183
4,608	Exponent, Inc.	230,170
4,934	Healthcare Services Group, Inc.	172,049
2,440	HEICO Corp., Class A	120,048
1,388	MSC Industrial Direct Co., Inc.	78,103
5,616	Rexnord Corp. (a)	101,762
4,060	Rush Enterprises, Inc., Class A (a)	88,873
1,663	The Middleby Corp. (a)	179,388
5,404	WageWorks, Inc. (a)	245,179
		1,466,667
Information Technology - 24.6%
3,944	3D Systems Corp. (a)	34,273
2,177	Blackbaud, Inc.	143,377
4,987	Computer Modelling Group, Ltd.	32,365
674	CoStar Group, Inc. (a)	139,309
1,146	Cvent, Inc. (a)	40,007
2,891	Ellie Mae, Inc. (a)	174,125
6,121	Envestnet, Inc. (a)	182,712
2,566	Fleetmatics Group PLC (a)	130,327
1,861	Guidewire Software, Inc. (a)	111,958
1,526	Littelfuse, Inc.	163,297
1,273	NVE Corp.	71,517
999	Qualys, Inc. (a)	33,057
1,641	Shutterfly, Inc. (a)	73,123
1,536	SPS Commerce, Inc. (a)	107,843
527	The Ultimate Software Group, Inc. (a)	103,034
863	Tyler Technologies, Inc. (a)	150,438
		1,690,762

Total Common Stock (Cost $6,804,185)	6,824,564

Total Investments - 99.4% (Cost $6,804,185)*	$6,824,564
Other Assets & Liabilities, Net – 0.6%	38,641
Net Assets – 100.0%	$6,863,205

PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$687,323
Gross Unrealized Depreciation	(666,944)
Net Unrealized Appreciation	$20,379

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$6,824,564
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$6,824,564

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	20.7%
Consumer Staples	3.8%
Energy	0.4%
Financials	11.2%
Health Care	17.3%
Industrials	21.4%
Information Technology	24.6%
Other Assets & Liabilities, Net	0.6%
100.0%

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2015

ASSETS
. Total investments, at value (Cost $6,804,185)	$6,824,564
Cash	66,723
Receivables:
Dividends and interest	3,904
From investment adviser	14,374
Prepaid expenses	1,765
Total Assets	6,911,330

LIABILITIES
Payables:
Investment securities purchased	24,376
Accrued Liabilities:
Trustees’ fees and expenses	18
Fund services fees	9,301
Other expenses	14,430
Total Liabilities	48,125

NET ASSETS	$6,863,205

COMPONENTS OF NET ASSETS
Paid-in capital	$7,021,990
Accumulated net investment loss	(15,837)
Accumulated net realized loss	(163,327)
Net unrealized appreciation	20,379
NET ASSETS	$6,863,205
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	644,925
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.64
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	30	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $101) .	$25,589
Interest income	118
Total Investment Income	25,707
Adviser
EXPENSES
Investment adviser fees	31,442
Fund services fees	63,318
Custodian fees	2,709
Registration fees	2,017
Professional fees	12,737
Trustees' fees and expenses	228
Miscellaneous expenses	6,920
Total Expenses	119,371
Fees waived and expenses reimbursed	(80,068)
Net Expenses	39,303

NET INVESTMENT LOSS	(13,596)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(155,922)
Net change in unrealized appreciation (depreciation) on investments	(612,287)
NET REALIZED AND UNREALIZED LOSS	(768,209)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(781,805)

See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2015	For the Year Ended June 30, 2015
OPERATIONS
Net investment loss	$(13,596)	$(14,649)
Net realized gain (loss)	(155,922)	96,064
Net change in unrealized appreciation (depreciation)	(612,287)	529,881
Increase (Decrease) in Net Assets Resulting from Operations	(781,805)	611,296

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(66,101)	(33,240)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,269,156	2,416,306
Reinvestment of distributions	66,049	33,193
Redemption of shares	(5,815)	(2,000)
Increase in Net Assets from Capital Share Transactions	2,329,390	2,447,499
Increase in Net Assets	1,481,484	3,025,555

NET ASSETS
Beginning of Period	5,381,721	2,356,166
End of Period (Including line (a))	$6,863,205	$5,381,721

SHARE TRANSACTIONS
Sale of shares	199,031	220,718
Reinvestment of distributions	6,104	3,096
Redemption of shares	(518)	(179)
Increase in Shares	204,617	223,635

(a) Accumulated net investment loss	$(15,837)	$(2,241)

See Notes to Financial Statements.	32	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2015		For the Year Ended June 30, 2015	November 1, 2013 (a) through June 30, 2014
NET ASSET VALUE, Beginning of Period	$12.22		$10.87	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)		(0.04)	(0.03)
Net realized and unrealized gain (loss)	(1.45)		1.48	0.90
Total from Investment Operations	(1.47)		1.44	0.87
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.11)		(0.09)	—
NET ASSET VALUE, End of Period	$10.64		$12.22	$10.87
TOTAL RETURN	(12.08	)%(c)	13.41%	8.70	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,863	$5,382		$2,356
Ratios to Average Net Assets:
Net investment loss	(0.43	)%(d)	(0.39)%	(0.50	)%(d)
Net expenses	1.25	%(d)	1.25%	1.25	%(d)
Gross expenses (e)	3.81	%(d)	5.16%	10.69	%(d)
PORTFOLIO TURNOVER RATE	18	%(c)	38%	37	%(c)

(a)			Commencement of operations.
(b)			Calculated based on average shares outstanding during each period.
(c)			Not annualized.
(d)			Annualized.
(e)			Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	33	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Note 1. Organization

DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the “Trust”) and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund commenced operations on July 16, 2001, July 1, 2011, and November 1, 2013, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

34	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision

35	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2015, DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund held $619,887 and $610,391, respectively, as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer

36	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expenses Reimbursed and Fees Waived

The Adviser has contractually agreed to reduce a portion of its fee and reimburse certain expenses through October 31, 2019, for DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. The Adviser has also contractually agreed to reduce a portion of its fee and reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25% through October 31, 2019, for DF Dent Small Cap Growth Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2015, fees waived were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$76,370	$-	$35,513	$111,883
DF Dent Midcap Growth Fund	54,894	-	21,193	76,087
DF Dent Small Cap Growth Fund	31,442	25,734	22,892	80,068

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2015, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$17,534,578	$28,490,456
DF Dent Midcap Growth Fund	4,487,460	3,223,132
DF Dent Small Cap Growth Fund	3,555,492	1,112,294

37	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Note 7. Federal Income Tax

As of June 30, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total

DF Dent Premier Growth Fund	$-	$13,363,574	$(341,550)	$63,459,224	$76,481,248
DF Dent Midcap Growth Fund	-	490,735	(121,141)	4,867,995	5,237,589
DF Dent Small Cap Growth Fund	64,907	1,187	-	623,027	689,121

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to passive foreign investment holdings (PFICs), wash sales and short-term gains.

For tax purposes, the prior year post-October loss was $49,986 for DF Dent Midcap Growth Fund, and the prior deferred late year ordinary loss was $341,550 and $71,155 for DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, respectively (realized during the period November 1, 2014 through June 30, 2015). These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, July 1, 2015.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

38	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, through December 31, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in

39	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2015	December 31, 2015	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$987.79	$5.40	1.08%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.71	$5.48	1.08%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$948.43	$5.39	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.61	$5.58	1.10%
DF Dent Small Cap Growth Fund
Actual	$1,000.00	$879.17	$5.90	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.34	1.25%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

45	DF DENT GROWTH FUNDS

DF DENT
GROWTH FUNDS

NASDAQ TICKER SYMBOLS
DF Dent Premier Growth Fund – DFDPX
DF Dent Midcap Growth Fund – DFDMX
DF Dent Small Cap Growth Fund – DFDSX

INVESTMENT ADVISER
D.F. Dent and Company, Inc.
Two East Read Street
Baltimore, MD 21202
www.dfdent.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
(866) 2DF-DENT
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

221-SAR-1215

GOLDEN
CAPITAL MANAGEMENT

SEMI-ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

December 31, 2015
(Unaudited)

TABLE OF CONTENTS

Schedules of Investments	1

Statements of Assets and Liabilities	5

Statements of Operations	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to Financial Statements	10

Additional Information	15

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

Common Stock – 98.3%
Consumer Discretionary - 16.2%
40,052	Comcast Corp., Class A	$2,260,134
36,285	Foot Locker, Inc.	2,361,791
105,890	Ford Motor Co.	1,491,990
25,033	Lear Corp.	3,074,803
36,466	Lowe's Cos., Inc.	2,772,875
51,494	Magna International, Inc.	2,088,597
28,342	Target Corp.	2,057,912
23,412	The Home Depot, Inc.	3,096,237
		19,204,339
Consumer Staples - 4.3%
26,459	CVS Health Corp.	2,586,896
57,252	Pinnacle Foods, Inc.	2,430,920
		5,017,816
Energy - 4.9%
19,996	Exxon Mobil Corp.	1,558,688
34,998	Valero Energy Corp.	2,474,709
50,794	Western Refining, Inc.	1,809,282
		5,842,679
Financials - 13.4%
199,639	Huntington Bancshares, Inc.	2,208,007
35,991	JPMorgan Chase & Co.	2,376,486
50,095	Lincoln National Corp.	2,517,775
26,116	Prudential Financial, Inc.	2,126,103
56,001	SunTrust Banks, Inc.	2,399,083
12,542	The Goldman Sachs Group, Inc.	2,260,445
53,975	Voya Financial, Inc.	1,992,217
		15,880,116
Health Care - 18.0%
22,606	Aetna, Inc.	2,444,161
24,273	AmerisourceBergen Corp.	2,517,353
14,234	Amgen, Inc.	2,310,605
28,264	Amsurg Corp. (a)	2,148,064
37,124	Centene Corp. (a)	2,443,130
25,657	Gilead Sciences, Inc.	2,596,232
12,295	McKesson Corp.	2,424,943
35,787	Merck & Co., Inc.	1,890,269
20,833	UnitedHealth Group, Inc.	2,450,794
		21,225,551

Industrials - 12.3%
58,660	Delta Air Lines, Inc.	2,973,475
15,988	Northrop Grumman Corp.	3,018,694
27,025	Orbital ATK, Inc.	2,414,413
59,499	Southwest Airlines Co.	2,562,027
46,751	Spirit AeroSystems Holdings, Inc., Class A (a)	2,340,823
50,978	Trinity Industries, Inc.	1,224,492
		14,533,924
Information Technology - 21.3%
24,726	Apple, Inc.	2,602,659
55,148	CDW Corp.	2,318,422
77,386	Cisco Systems, Inc.	2,101,417
22,056	DST Systems, Inc.	2,515,707
35,648	Electronic Arts, Inc. (a)	2,449,730
62,175	Intel Corp.	2,141,929
95,809	Jabil Circuit, Inc.	2,231,392
43,034	Microsoft Corp.	2,387,526
28,002	Skyworks Solutions, Inc.	2,151,394
123,434	Teradyne, Inc.	2,551,381
59,258	Tessera Technologies, Inc.	1,778,333
		25,229,890
Materials - 5.9%
17,319	Air Products & Chemicals, Inc.	2,253,375
38,191	Avery Dennison Corp.	2,393,048
45,686	The Dow Chemical Co.	2,351,916
		6,998,339
Telecommunications - 2.0%
67,924	AT&T, Inc.	2,337,265

Total Common Stock (Cost $103,886,098)	116,269,919

Total Investments - 98.3% (Cost $103,886,098)*	116,269,919
Other Assets & Liabilities, Net – 1.7%	2,044,424
Net Assets – 100.0%	$118,314,343

(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,700,413
Gross Unrealized Depreciation	(3,316,592)
Net Unrealized Appreciation	$12,383,821

See Notes to Financial Statements.	1

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$116,269,919
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$116,269,919

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	16.2%
Consumer Staples	4.3%
Energy	4.9%
Financials	13.4%
Health Care	18.0%
Industrials	12.3%
Information Technology	21.3%
Materials	5.9%
Telecommunications	2.0%
Other Assets & Liabilities, Net	1.7%
100.0%

See Notes to Financial Statements.	2

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value

Common Stock – 96.2%

Consumer Discretionary - 9.0%
186,520	Denny's Corp. (a)	$1,833,492
108,476	Nutrisystem, Inc.	2,347,421
143,748	Ruth's Hospitality Group, Inc.	2,288,468
55,002	Skechers U.S.A., Inc., Class A (a)	1,661,610
69,639	Tower International, Inc.	1,989,586
205,759	ZAGG, Inc. (a)	2,251,004
		12,371,581
Consumer Staples - 3.3%
50,365	Cal-Maine Foods, Inc.	2,333,914
127,306	Dean Foods Co.	2,183,298
		4,517,212
Energy - 4.6%
105,726	Matrix Service Co. (a)	2,171,612
571,718	Navios Maritime Acquisition Corp.	1,720,871
357,674	Teekay Tankers, Ltd., Class A	2,460,797
		6,353,280
Financials - 21.0%
39,717	AmTrust Financial Services, Inc.	2,445,773
310,513	Ashford Hospitality Trust, Inc. REIT	1,959,337
374,499	Cowen Group, Inc., Class A (a)	1,434,331
79,535	Employers Holdings, Inc.	2,171,306
41,900	Evercore Partners, Inc., Class A	2,265,533
42,941	FBL Financial Group, Inc., Class A	2,732,765
91,452	FCB Financial Holdings, Inc., Class A (a)	3,273,067
105,954	Federated National Holding Co.	3,132,000
93,086	Heritage Insurance Holdings, Inc.	2,031,137
141,524	Maiden Holdings, Ltd.	2,110,123
115,542	National General Holdings Corp.	2,525,748
65,145	QTS Realty Trust, Inc., Class A REIT	2,938,691
		29,019,811
Health Care - 18.2%
43,824	Amsurg Corp. (a)	3,330,624
228,741	BioTelemetry, Inc. (a)	2,671,695
53,001	HealthSouth Corp.	1,844,965
57,512	INC Research Holdings, Inc., Class A (a)	2,789,907
42,650	Lannett Co., Inc. (a)	1,711,118
205,783	MiMedx Group, Inc. (a)	1,928,187
55,719	NuVasive, Inc. (a)	3,014,955
74,960	PharMerica Corp. (a)	2,623,600
136,337	Select Medical Holdings Corp.	1,623,774
105,488	Sucampo Pharmaceuticals, Inc., Class A (a)	1,823,887
133,120	Supernus Pharmaceuticals, Inc. (a)	1,789,133
		25,151,845
Industrials - 13.6%
63,685	Argan, Inc.	2,063,394
69,682	Comfort Systems USA, Inc.	1,980,362
39,889	Deluxe Corp.	2,175,546
40,848	EMCOR Group, Inc.	1,962,338
52,418	ITT Corp.	1,903,822
52,683	Matson, Inc.	2,245,876
119,446	RPX Corp. (a)	1,313,906
27,399	The Greenbrier Cos., Inc.	893,755
18,755	UniFirst Corp.	1,954,271
197,028	Wabash National Corp. (a)	2,330,841
		18,824,111
Information Technology - 20.3%
242,154	Brocade Communications Systems, Inc.	2,222,974
77,305	Cirrus Logic, Inc. (a)	2,282,817
82,000	Gigamon, Inc. (a)	2,178,740
97,251	Inphi Corp. (a)	2,627,722
118,492	Integrated Device Technology, Inc. (a)	3,122,264
190,463	InvenSense, Inc. (a)	1,948,437
144,939	Ixia (a)	1,801,592
39,197	j2 Global, Inc.	3,226,697
54,212	Methode Electronics, Inc.	1,725,568
96,776	Sanmina Corp. (a)	1,991,650
56,362	Tessera Technologies, Inc.	1,691,423
198,286	The Hackett Group, Inc.	3,186,456
		28,006,340
Materials - 4.6%
164,495	Graphic Packaging Holding Co.	2,110,471
150,961	Trecora Resources (a)	1,870,406
86,594	Trinseo SA (a)	2,441,951
		6,422,828

Telecommunications - 1.6%
129,431	Inteliquent, Inc.	2,299,989

Total Common Stock (Cost $130,470,090)	132,966,997
Total Investments – 96.2% (Cost $130,470,090)	$132,966,997

Other Assets & Liabilities, Net – 3.8%	5,215,149
Net Assets – 100.0%	$138,182,146
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

See Notes to Financial Statements.	3

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,296,221
Gross Unrealized Depreciation	(6,799,314)
Net Unrealized Appreciation	$2,496,907

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$132,966,997
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$132,966,997

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	9.0%
Consumer Staples	3.3%
Energy	4.6%
Financials	21.0%
Health Care	18.2%
Industrials	13.6%
Information Technology	20.3%
Materials	4.6%
Telecommunications	1.6%
Other Assets & Liabilities, Net	3.8%
100.0%

See Notes to Financial Statements.	4

GOLDEN FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2015

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
. Total investments, at value (Cost $103,886,098 and $130,470,090, respectively)	$116,269,919	$132,966,997
Cash	1,670,474	2,689,417
Receivables:
Fund shares sold	1,187,343	4,656,809
Dividends and interest	98,930	146,271
Total Assets	119,226,666	140,459,494

LIABILITIES
Payables:
Investment securities purchased	-	1,961,137
Fund shares redeemed	49,239	19,923
Distributions payable	803,060	186,160
Accrued Liabilities:
Investment adviser fees	59,999	110,103
Trustees’ fees and expenses	25	25
Total Liabilities	912,323	2,277,348

NET ASSETS	$118,314,343	$138,182,146

COMPONENTS OF NET ASSETS
Paid-in capital	$105,952,966	$185,931,069
Undistributed net investment income	271,801	50,371
Accumulated net realized loss	(294,245)	(50,296,201)
Net unrealized appreciation	12,383,821	2,496,907
NET ASSETS	$118,314,343	$138,182,146
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,585,869	7,765,825
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.78	$17.79

See Notes to Financial Statements.	5

GOLDEN FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2015

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,240 and $0, respectively) .	$931,336	$613,937
Interest income	1,232	1,999
Total Investment Income	932,568	615,936
Adviser
EXPENSES
Investment adviser fees	377,543	565,531
Trustees' fees and expenses	3,827	3,392
Total Expenses	381,370	568,923
Fees waived and expenses reimbursed	(3,829)	(3,394)
Net Expenses	377,541	565,529

NET INVESTMENT INCOME	555,027	50,407

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	73,608	(644,215)
Net change in unrealized appreciation (depreciation) on investments	(4,825,993)	(5,464,601)
NET REALIZED AND UNREALIZED LOSS	(4,752,385)	(6,108,816)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,197,358)	$(6,058,409)

See Notes to Financial Statements.	6

GOLDEN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
June 30, 2014		Shares		Shares
NET ASSETS JUNE 30, 2014	$72,616,749	$72,616,749	$22,170,151	$22,170,151
OPERATIONS
Net investment income	633,151		154,172
Net realized gain	3,383,781		2,177,443
Net change in unrealized appreciation (depreciation)	5,357,117		2,762,213
Increase in Net Assets Resulting from Operations	9,374,049		5,093,828
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(499,617)		(55,322)
Net realized gain	(3,031,335)		-
Total Distributions to Shareholders	(3,530,952)		(55,322)
CAPITAL SHARE TRANSACTIONS
Sale of shares	44,991,489	3,105,827	63,438,443	3,539,453
Reinvestment of distributions	339,672	24,539	5,120	293
Redemption of shares	(21,578,180)	(1,485,971)	(6,234,965)	(352,069)
Increase in Net Assets from Capital Share Transactions	23,752,981	1,644,395	57,208,598	3,187,677
Increase in Net Assets	29,596,078		62,247,104
NET ASSETS JUNE 30, 2015 (Including line (a))	$102,212,827		$84,417,255
OPERATIONS
Net investment income	555,027		50,407
Net realized gain (loss)	73,608		(644,215)
Net change in unrealized appreciation (depreciation)	(4,825,993)		(5,464,601)
Decrease in Net Assets Resulting from Operations	(4,197,358)		(6,058,409)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(660,646)		(153,914)
Net realized gain	(3,059,725)		-
Total Distributions to Shareholders	(3,720,371)		(153,914)
CAPITAL SHARE TRANSACTIONS
Sale of shares	39,382,798	2,758,520	70,001,261	3,802,809
Reinvestment of distributions	900,030	64,918	32,246	1,813
Redemption of shares	(16,263,583)	(1,135,113)	(10,056,293)	(549,566)
Increase in Net Assets from Capital Share Transactions	24,019,245	1,688,325	59,977,214	3,255,056
Increase in Net Assets	16,101,516		53,764,891
NET ASSETS DECEMBER 31, 2015 (Including line (b))	$118,314,343		$138,182,146
(a) Undistributed net investment income June 30, 2015	$377,420		$153,878
(b) Undistributed net investment income December 31, 2015	$271,801		$50,371

See Notes to Financial Statements.	7

GOLDEN LARGE CAP CORE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$14.82		$13.82	$12.23	$11.30	$11.10	$8.72
INVESTMENT OPERATIONS
Net investment income (a)	0.07		0.11	0.12	0.13	0.11	0.11
Net realized and unrealized gain (loss)	(0.66)		1.51	3.06	2.09	0.35 (b)	2.40
Total from Investment Operations	(0.59)		1.62	3.18	2.22	0.46	2.51

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)		(0.09)	(0.09)	(0.19)	(0.26)	(0.13)
Net realized gain	(0.37)		(0.53)	(1.50)	(1.10)	—	—
Total Distributions to Shareholders	(0.45)		(0.62)	(1.59)	(1.29)	(0.26)	(0.13)
NET ASSET VALUE, End of Period	$13.78		$14.82	$13.82	$12.23	$11.30	$11.10
TOTAL RETURN	(4.02	)%(c)	12.00%	27.56%	21.68%	4.44%	28.85%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$118,314	$102,213		$72,617	$27,672	$34,896	$142,756
Ratios to Average Net Assets:
Net investment income	1.03	%(d)	0.74%	0.92%	1.13%	1.06%	1.04%
Net expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses (e)	0.71	%(d)	0.71%	0.70%	0.70%	0.71%	0.70%
PORTFOLIO TURNOVER RATE	26	%(c)	57%	70%	72%	42%	57%

(a)				Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

GOLDEN SMALL CAP CORE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$18.71		$16.76	$13.57	$10.64	$11.10	$7.90
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.01		0.06	0.05	0.16	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.91)		1.92	3.36	2.77	(0.45)	3.22
Total from Investment Operations	(0.90)		1.98	3.41	2.93	(0.46)	3.20
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)		(0.03)	(0.22)	—	—	—
NET ASSET VALUE, End of Period	$17.79		$18.71	$16.76	$13.57	$10.64	$11.10
TOTAL RETURN	(4.81	)%(b)	11.80%	25.21%	27.54%	(4.14)%	40.51%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$138,182	$84,417		$22,170	$20,093	$27,427	$53,300
Ratios to Average Net Assets:
Net investment income (loss)	0.10	%(c)	0.37%	0.30%	1.32%	(0.12)%	(0.20)%
Net expenses	1.10	%(c)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (d)	1.11	%(c)	1.10%	1.10%	1.10%	1.11%	1.10%
PORTFOLIO TURNOVER RATE	22	%(b)	57%	68%	52%	56%	55%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Note 1. Organization

Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2015, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular

10

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2015, there are no uncertain tax positions that

11

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2015, the Golden Large Cap Core Fund and Golden Small Cap Core Fund Fund held $1,420,474 and $2,439,417, respectively as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Golden Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except portfolio transaction expenses, borrowing costs, interest, taxes, certain compensation and expenses of the Board, any expenses the Funds are authorized to pay under Rule 12b-1, and extraordinary expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive

12

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses through October 31, 2017, to limit total annual operating expenses to 0.70% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Institutional Shares of the Golden Large Cap Core Fund. The Adviser also has contractually agreed to waive its fees and/or reimburse certain expenses through October 31, 2017, to limit total annual operating expenses to 1.10% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Institutional Shares of the Golden Small Cap Core Fund. For the period ended December 31, 2015, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$3,829
Golden Small Cap Core Fund	3,394

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2015, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$47,817,676	$27,217,605
Golden Small Cap Core Fund	78,516,659	22,515,667

Note 7. Federal Income Tax

As of June 30, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Golden Large Cap Core Fund	$682,219	$2,754,792	$-	$16,842,095	$20,279,106
Golden Small Cap Core Fund	153,878	-	(49,621,314)	7,930,836	(41,536,600)

13

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

As of June 30, 2015, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2018
Golden Small Cap Core Fund	$49,621,314

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

14

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

Investment Advisory Agreement Approval

At the December 11, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser’s personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is financially stable and that the Adviser’s financial condition would not impair its ability to provide high-quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. With respect to the Golden Large Cap Core Fund (the “Large Cap Core Fund”), the Board observed that the Fund outperformed the S&P 500 and the Russell 1000 Index, the Fund’s benchmark indices, for the one-, three- and five-year periods ended September 30, 2015. The Board observed also that the Large Cap Core Fund had only narrowly

15

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

underperformed each benchmark index for the ten-year period ended September 30, 2015. With respect to the Golden Small Cap Core Fund (the “Small Cap Core Fund”), the Board observed that the Fund had outperformed its benchmark indices, the Russell 2000 Index and S&P 600 Index, for the one-, three-, and five-year periods ended September 30, 2015. The Board observed also that the Small Cap Core Fund had narrowly underperformed its benchmark indices for the ten-year period ended September 30, 2015. The Board noted the Adviser’s satisfaction with the performance of the Funds and its view that such performance was largely attributable to the Adviser’s quantitative framework for evaluation of stock selection.

The Board also considered each Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, each of the Large Cap Core Fund and Small Cap Core Fund had outperformed the median of their respective Lipper peer groups for the one-, three, and five-year periods ended September 30, 2015. Based on the foregoing, the Board determined that each Fund’s performance was reasonable and that the Funds and their shareholders could benefit from the Adviser’s management.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of each Fund’s relevant Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate for the Large Cap Core Fund was slightly higher than the median of its Lipper peer group, but that the actual total expense ratio was among the lowest of its Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate for the Small Cap Core Fund was among the highest in the peer group, but that actual total expenses for the Small Cap Core Fund were lower than the median of the peer group.

The Board further noted the Adviser’s representation that the Funds each pay the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses. The Board noted that, under the unified fee structure, the unified fee is intended to provide for various services, including investment advisory, custody, audit, administrative, compliance, and recordkeeping services. It was noted that, by contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. The Board noted the Adviser’s representation that it believes the unified fee structure is a benefit to shareholders of the Funds because it clearly discloses to shareholders the cost of owning shares of each Fund and, because the unified fee cannot be increased without a vote of shareholders, it shifts the risk of increased costs of operating the Funds to the Adviser, providing a direct incentive to minimize administrative inefficiencies. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to the Funds

16

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

in the aggregate, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether either Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that each Fund could benefit from economies of scale as assets grow, but that the Adviser had not identified economies of scale at current asset levels that would warrant proposing breakpoints in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

17

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, through December 31, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
18

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2015

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2015	December 31, 2015	Period*	Ratio*
Golden Large Cap Core
Actual	$1,000.00	$959.83	$3.45	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.62	$3.56	0.70%

Golden Small Cap Core
Actual	$1,000.00	$951.91	$5.40	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.61	$5.58	1.10%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

19

FOR MORE INFORMATION

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

Golden Large Cap Core Fund

Golden Small Cap Core Fund

GOLDEN
CAPITAL MANAGEMENT

Golden Funds
P.O. Box 588
Portland, ME 04112
(800) 206-8610

213-SAR-1215

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds
By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 22, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 22, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 22, 2016